                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Schedule 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant      X
                           -----

Filed by a Party other than Registrant  ______

Check the Appropriate Box:

  X   Preliminary Proxy Statement
-----

_____ Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)

_____ Definitive Proxy Statement

_____ Definitive Additional Materials (Annual Report)

_____ Soliciting Material Pursuant to Section 2401.14a-11 or
      Section 240.14a-12

                           METRO GLOBAL MEDIA, INC.
               (Name of Registrant as Specified In Its Charter)

                           Eric P. Littman, Esquire
                    (Name of person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

  X    No fee required.
-----

_____ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     4. Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     5.   Total fee paid:

_____ Fee paid previously with preliminary materials.

_____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                ----------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
                                                      ------------------------
     3)  Filing Party:
                      --------------------------------------------------------
     4)  Date Filed:
                    ----------------------------------------------------------

                           METRO GLOBAL MEDIA, INC.
                             ONE METRO PARK DRIVE
                         CRANSTON, RHODE ISLAND 02910

                       ---------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD TUESDAY, JANUARY 26, 1999

                       ---------------------------------

To the Shareholders of Metro Global Media, Inc.:

     Notice is hereby given that the Annual meeting of Stockholders of Metro
Global Media, Inc. will be held at the                                on
Tuesday, January 26, 1999, at 10:00 am., local time, for the purpose of considering and voting upon the following matters:

1. To elect a board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. To vote on the ratification of the terms of the Company's purchase of Fanzine International, Inc.

3.   To transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on November 30, 1998 are entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                              By order of the Board of Directors


                              A. DANIEL GERIBO
                              Secretary


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. A STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY IN THE ACCOMPANYING FORM HAS THE POWER TO REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           METRO GLOBAL MEDIA, INC.
                             ONE METRO PARK DRIVE
                         CRANSTON, RHODE ISLAND 02910

                       ---------------------------------

                                PROXY STATEMENT

                       ---------------------------------

     The accompanying proxy is solicited by the Board of Directors of Metro Global Media, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held on Tuesday, January 26, 1999.

                        PROXY SOLICITATION AND EXPENSE

     Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to being voted by written notice to the Secretary of the Company. Solicitation of proxies may be made by personal interview, mail, telephone or telegraph by directors, officers and employees of the Company. The expense of soliciting proxies will be borne by the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's Common Stock. The approximate date on which this Proxy Statement and the accompanying proxy card will first be mailed to stockholders is January 4, 1999.

          OUTSTANDING VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on November 30, 1998 will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding ___________________ Shares of Common Stock, $.0001 par value, exclusive of treasury shares. The presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on each particular matter to be considered at the meeting will constitute a quorum for the purpose of considering such matter. Each holder of the Company's Common Stock will be entitled to one vote for each share held.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Shares represented by the enclosed proxy will, unless otherwise directed, be voted to elect the nominees listed below to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event of a vacancy in the list of nominees, the holders of the enclosed proxy will vote for the election of a nominee acceptable to the remaining nominees. Management is not aware of any person who is unable or unwilling to stand for election or to serve if nominated.

Name of Nominee        Age  Position with Company
---------------------  ---  ----------------------

Dan H. Eberly           48  Director and President

Alan S. Casale          48  Director

A. Daniel Geribo        53  Director

Robert T. Maiello       47  Director

Philip P. Salvatore     52  Director

Bart T. Senior          34  Director

Janet M. Hoey           35  Director and Treasurer

     Dan H. Eberly was named President and Chief Executive Officer of Metro Global Media, Inc. on December 1, 1998. Prior to his appointment at Metro, Mr. Eberly was employed, since 1995, as Chief Financial Officer and a senior management member of the executive operations and strategic planning group of Performance Polymers, Inc., the largest independent thermoplastic distributor in the United States. From 1992 through 1995, Mr. Eberly was employed by Computerland Corporation ("Computerland") as Vice-President of Operations in two subsidiaries established to acquire, restructure and operate a computer products sales and service business. During Mr. Eberly's tenure at Computerland, he also held a position as financial controller of the Northeast region of the United States. Mr. Eberly, a certified public accountant, obtained his Masters degree in Business Administration with a concentration in finance from Northeastern University.

     Alan S. Casale is a principal in the accounting firm of Casale, Caliri, and Jeroma since its inception in 1996. Prior to 1996, Mr. Casale was a principal in the accounting firm of Cardello, Riccitelli & Casale since 1987. Cardello, Riccitelli & Casale were the auditors of record of the Company from December 1992 to February 1993, and audited the financial statements of Metro for the years ended May 31, 1992, and May 31, 1991. Mr. Casale, who specializes in taxation, valuation and litigation services, has over 25 years of experience in both the private and public sectors. Mr. Casale, a certified public accountant, received both his Bachelor of Science and Masters of Taxation degrees from Bryant College. Mr. Casale is a member of both the American Institute and Rhode Society of Certified Public Accountants.

     A. Daniel Geribo has served as President, Treasurer, Secretary and sole director of Capital Video Corporation ("CVC"), which operates a chain of retail video stores in the New England and upstate New York are since November 1994, and from September 1993 to November 1994 served as General Manager of CVC. From January 1983 to May 1993, Mr. Geribo served as President of Unfinished Furniture House, Inc., a chain of retail furniture stores. Mr. Geribo obtained his Masters degree in Business Administration from Babson College.

     Robert T. Maiello, President of Fanzine International, Inc. and Maxstone Media Group, LLC, has extensive publishing and circulation experience. Since 1996, Mr. Maiello has been President of Millenium Publishing Partners. From 1990 through 1996, Mr. Maiello was President and Publisher of GCR Publishing Group, and previous to that he held the positions of President and Publisher of Swank International. Mr. Maiello received a Bachelor of Science degree in marketing and management from St. John's University.

     Philip P. Salvatore is President of Philip P. Salvatore & Associates, Inc. which was established in 1993. Philip P. Salvatore & Associates, Inc. is now recognized as the leading service provider to magazine publishers in North America. Mr. Salvatore has over 30 years of both consumer product and newsstand distribution experience dating back to the Scott Paper Company, Squibb Laboratories and Combe Incorporated in various management positions. Before starting Philip P. Salvatore & Associates, Inc., Mr. Salvatore served for 12 years as Vice President, Director of Marketing for Curtis Circulation Company. Mr. Salvatore is a graduate of Salem State College with degrees in Marketing and Economics.

     Bart T. Senior, Executive Vice President of Philip P. Salvatore & Associates, Inc. since 1993, has over 12 years of experience in magazine newsstand publishing and distribution and plays an integral role in the management of Fanzine International, Inc. Mr. Senior was previously employed by the Curtis Circulation Company in a variety of positions, including National Marketing Manager. Along with Philip Salvatore, Mr. Senior formed Philip P. Salvatore & Associates, Inc. who have been hired in the single copy sales management of some of the world's largest publishing companies, to include the Meridith Corporation (publisher of LADIES HOME JOURNAL and BETTER HOMES AND GARDENS), Rodale Press, Inc. (publisher of PREVENTIONS and MEN'S HEALTH) and Time-Venture, Inc. (publisher of VIBE). Mr. Senior graduated cum laude with an associate degree in Marketing from the State University of new York.

     Janet M. Hoey was elected Treasurer of the Company in December 1997. Ms. Hoey was employed by the accounting firm of Ernst and Young from 1985 through 1990. From 1990 through 1996, Ms. Hoey was employed as controller and financial consultant for Quantum Resources, a forensic accounting and consulting company. Prior to joining Metro, Ms. Hoey was employed by Barnstable County Supply as its controller. Ms. Hoey, a certified public accountant, received her Bachelors of Science Degree from Providence College.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                PROPOSAL NO. 2

Ratification of the terms of the Stock Purchase Agreement, dated July 31, 1998, by and between the Company and the shareholders of Fanzine International, Inc.

________________________________________________________________________________

                    PURCHASE OF FANZINE INTERNATIONAL, INC.

General
-------

     On July 31, 1998, your Company purchased 100% of the outstanding stock of Fanzine International, Inc. ("Fanzine") located at 230 West 41st Street, Suite 1500, New York, NY 10036. All of the outstanding stock of Fanzine was owned by four individuals, none of whom had any affiliation with the Company prior to the purchase of Fanzine. The Stock Purchase Agreement provided for the purchase of 100% of the stock of Fanzine for a total purchase price of $7,500,000, consisting of $4,000,000 in cash, payable over a 6-month period from July 31, 1998, and the issuance of 1,000,000 shares of the Company's common stock.

Business of Fanzine
-------------------

     Fanzine is a publishing company which produces a line of event driven, mainstream magazines, which are translated into seven languages and distributed to over twenty different nations. During fiscal 1998, Fanzine released Hit Sensations and Hit Sensations Specials on music, television, sports and Hollywood celebrities. Since inception in the summer of 1997, consumers have spent over $20 million in purchases of more than 90 Fanzine domestic and foreign releases.

     The Company intends to expand Fanzine's product base with a line of high-quality academic calendars, as well as the launch of four major new monthly celebrity magazines: CELEBRITY STYLE, TEEN CELEBRITY, GYM and BURN.

     CELEBRITY STYLE and TEEN CELEBRITY (two of the largest launches in the entire magazine industry in 1998) will each distribute more than 700,000 copies on newsstands throughout the United States and Canada. Both publications are intended to take advantage of the heightened interest in entertainment celebrities and their lifestyles. Competitive sales data indicates that this genre is currently very popular. GYM and BURN will offer practical health, fitness and nutritional advice for today's male reader. Like CELEBRITY STYLE and TEEN CELEBRITY, GYM and BURN will feature strong editorial content as well as exceptional packaging quality. GYM and BURN are scheduled to hit newsstands during the first quarter of 1999.

Terms of the Transaction
------------------------

     Pursuant to a Stock Purchase Agreement, on July 31, 1998, the Company purchased 100% of the stock of Fanzine for a total purchase price of $7,500,000, consisting of $4,000,000 cash payable over a six-month period from closing and 1,000,000 shares of the Company's common stock. The shares of the Company's restricted common stock were issued to the selling shareholders of Fanzine. The issuance of the restricted shares did not involve an underwriter and no discount or commission was paid in connection therewith. The acquisition has been accounted for as a purchase. As such, the excess of the aggregate purchase price over the fair market values of net assets acquired, which consisted mainly of licenses, trademarks, and publishing rights, was allocated principally to good will. The final acquisition purchase price is subject to certain earn-out contingencies during the first five quarters following the closing. Also, the selling shareholders of Fanzine have the right to redeem their respective shares of the registrant at a price of $8.00 per share on a quarterly basis if certain minimum earning levels, as defined in the Stock Purchase Agreement, are met during any four quarters of the first five quarters following the closing.

     The initial cash payable of $2,000,000 and the balance due was principally financed by long-term convertible debentures.

     This summary does not purport to be a complete description of all the terms of the transaction and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached to this proxy as Appendix I.

Federal Income Tax Consequence of the Transaction
-------------------------------------------------

     There are no federal tax consequences to the Company or its shareholders in connection with the transaction.

Shareholder Vote Required
-------------------------

     Although shareholder approval was not required, under Delaware law, to enter into or to perform the Stock Purchase Agreement, the Company realized, subsequent to the execution and completion of the Fanzine transaction, that, inasmuch as the issuance of 1,000,000 shares of the Company's common stock on July 31, 1998, represented 20.4% of the Company's then total shares outstanding, shareholder approval was required in order to comply with continuing listing requirements for the NASDAQ Small Cap market. As required by NASDAQ market rules, in order to satisfy continuing inclusion requirements, transactions that involve the issuance of in excess of 20% of a Company's common stock must be approved by its shareholders. Therefore, in order to remedy the Company's inadvertent failure to comply with NASDAQ Small Cap marketplace rule, the Company is seeking ratification of the Fanzine transaction by its shareholders. If the acquisition of Fanzine is not ratified, the Company intends to request that the Selling Shareholders of all of Fanzine's outstanding common stock agree to re-negotiate the transaction so that the number of shares issuable in the transaction on July 31, 1998, would be less than 20% of the Company's outstanding shares on such date. Inasmuch as the Board of Directors believes the transaction is in the best interest of the Company and that it will likely be approved by the shareholders, there have been no discussions with the Selling Shareholders of Fanzine's outstanding common stock regarding re-negotiation of the terms of the transaction.

Board of Directors Recommendation
---------------------------------

     THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE TERMS OF THE TRANSACTION AT THE TIME THE STOCK PURCHASE AGREEMENT WAS EXECUTED AND THE ACQUISITION WAS CONSUMMATED, HAVING DETERMINED THAT THE TRANSACTION IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE TRANSACTION.

                                  MANAGEMENT

     The Directors and Executive Officers of the Company are as follows:

Name                 Age              Position
-------------------  ---  ---------------------------------

A. Daniel Geribo      53  Director, President and Secretary
Alan S. Casale        48  Director
Dolores Guglielmi     59  Director
Janet M. Hoey         35  Treasurer

Mr. Geribo's biography is included above under Proposal No. 1 - Election of Directors.

Mr. Casale's biography is included above under Proposal No. 1 - Election of Directors.

Ms. Hoey's biography is included above under Proposal No. 1 - Election of Directors.

     Dolores Guglielmi has been a Registered Nurse Anesthetist for Associates in Anesthesia, Inc. a medical services provider, for more than five years.

     In addition to the directors and executive officers listed above, Dennis Nichols is expected to make a significant contribution to the business of the Company and its subsidiaries. Dennis Nichols has served as President and sole director of Metro Inc. since its inception in 1990. From March 1992 to November 1994, Mr. Nichols served as President, Treasurer, Secretary and director of CVC, which operates a chain of retail video stores in the New England and upstate New York area. Mr. Nichols is 49 years old.

     No director or executive officer serves pursuant to any arrangement or understanding between him or her and any other person(s), other than arrangement or understandings with directors and officers acting solely in their capacity as such.

     The Board of Directors of the company held 4 meetings during the fiscal year ended May 31, 1998. During the last fiscal year, no director attended fewer than 75% of the regularly scheduled and special meetings held while he or she was a director. The Company does not have standing audit, compensation or nominating committees.

     The Bylaws of the Company provide for a Board of Directors consisting of seven directors. Upon the election of the individuals listed in Proposal No. 1, above, there will be no vacancy on the Board.

                          SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION     LONG TERM COMPENSATION
                              ---------------------    ----------------------
                                             OTHER                      ALL
NAME AND PRINCIPAL    FISCAL                 ANNUAL                     OTHER
POSITION              YEAR    SALARY  BONUS  COMP.     AWARDS  PAYOUTS  COMP.
-----------------------------------------------------------------------------
A. DANIEL GERIBO       1998   $   -      -   $30,000      -       -        -

PRESIDENT              1997   $   -      -   $15,000

KENNETH F. GUARINO     1997   $ 74,200   -

PRESIDENT (2)          1996   $ 83,798   -

(1) Mr. Geribo was elected President of the Company in November 1996. His services are valued at $30,000 per year.

(2) Mr. Guarino was elected President of Metro effective October 31, 1995, and he resigned effective October 31, 1996.


   Aggregated Options / SAR Exercises in Last Fiscal Year and fiscal year-end
   --------------------------------------------------------------------------
                              Option / SAR Values
                              -------------------

                                                       Number of            Value of
                                                      Securities          Unexercised
                                                      Underlying         In-the-Money
                                                      Unexercised       Options/SARs at
                                                     Options/SARs at         FY-end
                                                        FY-End

Name                Shares Acquired      Value       Exercisable /       Exercisable /
                    on exercise (#)   Realized ($)   Unexercisable       Unexercisable
------------------------------------------------------------------------------------------
Kenneth Guarino            0              -            200,000/0                   -

A. Daniel Geribo           0              -             10,000/0                   -

     In September 1993, a disinterested majority of the Board of Directors authorized the execution of an Employment Agreement with Kenneth F. Guarino, effective as of January 1, 1993. By mutual agreement, the employment agreement was terminated on December 31, 1996. In addition, the Company granted Mr. Guarino stock options to purchase up to 200,000 shares of Common Stock, at a purchase price of $1.50 per share, exercisable in four annual installments of 50,000 shares, commencing January 1, 1994. In January 1997, the term of the options was extended to December 31, 2006. The requirement that the options be exercised within 30 days after termination of employment was deleted. Except as set forth above, no other executive officer received salary and bonus exceeding $100,000 in any of the last three fiscal years.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth certain information regarding the Company's Common Stock beneficially owned as of July 31, 1998: (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) by each of the Company's directors, and by all executive officers and directors as a group.

                                     NO. OF SHARES OF              PERCENTAGE OF
                                       COMMON STOCK                  BENEFICIAL
         NAME AND ADDRESS           BENEFICIALLY OWNED             OWNERSHIP (1)

Officers and Directors
----------------------
A. Daniel Geribo                            10,000 (2)                         *
788 Reservoir Avenue, Suite 300
Cranston, RI 02910

Alan S. Casale                                 620                             *
1140 Reservoir Avenue
Cranston, RI  02920

Dolores Guglielmi                           24,600                             0
27 Sherman Avenue
Lincoln, RI  02865

All Executive Officers and                  35,220                             *
 Directors as a group (4 people)

Other 5% Beneficial Owners
--------------------------

Briana Investment Group, LP              1,492,903                         24.44
c/o Helen Adderley, Esquire
Corner House
20 parliament Street
Hamilton HM DX, Bermuda

Kenneth F. Guarino                         545,325 (3)                      8.93
50 Fort Avenue
Cranston, RI 02905

Metro Plus                                 385,000                          6.30
1060 Park Avenue
Cranston, RI 02910

* Beneficial ownership represents less than 1% of the outstanding common stock.

(1) Assumes 5,907,562 shares of Common Stock issued and outstanding at July 31, 1998 and 200,000 unexercised stock options.
(2)  Includes 10,000 unexercised stock options.
(3)  Includes 200,000 unexercised stock options.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A. Daniel Geribo serves as the sole officer and director of, and Mr. Guarino also serves as the operations manager and is 100% owner of, Capital Video Corporation ("CVC") which operates a chain of retail video stores in the New England and upstate New York area. CVC accounted for $9,952,316 (47%), $7,134,774 (39%), and $6,297,550 (32%) of the net sales of Metro, Inc. for the fiscal years ended May 30, 1998, 1997, and 1996 respectively. At May 30, 1998, $2,447,041 (47.1%) of Metro's outstanding accounts receivable were due from CVC. At May 31, 1997, $1,711,443 (41.9%) of Metro's outstanding accounts receivable were due from CVC. CVC's indebtedness to Metro is secured by a security interest in all of the inventory of CVC and the personal guaranty of Mr. Guarino's wife. At May 30, 1996, $662,807 (21%) of Metro's outstanding accounts receivable were due from CVC. The age of the accounts receivable from CVC is as follows:

                 Current   30-60 days   60-90 days  Over 90 days
                ---------  -----------  ----------  ------------
May 31, 1998     $998,408   $1,328,941    $149,692        $0
May 30, 1997     $814,473   $  612,796    $284,174        $0
May 30, 1996     $566,033   $   96,774    $      0        $0

     The significant increase in Metro's accounts receivable from CVC is the result of increased sales due to CVC opening new stores, and a reflection of CVC's excellent payment history with Metro. Metro has permitted CVC to return to the previous net 60 day payment terms. Management of the Company has determined that, given the volume of business CVC has historically provided to Metro, the value of the CVC inventory (which is monitored by Metro and in which Metro retains a security interest), such aging is reasonable and in the best interests of the Company.

     Effective May 1, 1993, Metro entered into a lease with Castle Properties, L.L.C. for approximately 50,000 square feet of office space, which includes a warehouse and shipping complex, located in Cranston, Rhode Island. This new facility houses Metro's executive, administrative, editorial and operational offices, the data center and customer service, warehouse and fulfillment facilities. The lease is for a term of 10 years with two five-year renewal options, and provides for a fixed annual rent of $245,200 for the first five years, triple net. The annual rent for lease years 6 through 10 as well as the rent for the renewal terms, if any, shall be adjusted based upon increases in the consumer price index. Approximately 7,500 square feet of the facility is sublet to CVC under an oral, month-to-month lease agreement for $9,000 per month for June 1997, and $4,000 per month thereafter. Castle Properties, L.L.C. is a Rhode Island limited liability company principally owned by Mr. Guarino's wife. In fiscal 1998, the Company was granted a rent reduction of $81,733 which is being amortized over the remaining term of the lease.

     On January 13, 1996, the Company entered into a lease agreement with Centurion Financial Group, L.L.C. for approximately 5,000 square feet of office space in Cranston, Rhode Island, with a monthly rent of $5,833.33, effective June 1, 1994. The lease is for a term of 5 years, with a 5-year renewal option. Centurion Financial Group, L.L.C. is a Rhode Island limited liability company, principally owned by a trust for the benefit of Mr. Guarino's children. This lease was terminated by mutual agreement of the parties during the year ended May 30, 1997.

CONFLICTS OF INTEREST
---------------------

     Of necessity, some inherent conflict of interest is involved whenever officers, directors and others acting on behalf of the Company supply services or goods to the Company for compensation. Additional conflicts and non-arm's length transactions may arise in the future when Company officers or directors are involved in the management of any other company with which the Company transacts business. Conflicts may also arise with respect to opportunities which come to the attention of such persons. Conflicts may also arise with respect to the amount of time and effort devoted to respective businesses and opportunities.

     Many of the persons who perform services as officers and directors to the Company are actively, and in the future will be, involved in businesses from which they derive income other than the Company. Their activities may include information and management of business ventures, the legal profession, purchase and sale of real estate and pursuit of other opportunities. It is expected that these persons will continue their separate business activities in conjunction with their activities at the Company.

     Although the Board of Directors believes that members of management will be of great assistance to the Company in the fulfillment of its corporate mission, some transactions may and will occur where the Company and a member of management will have conflicts in particular respects; however, it is intended that, in accordance with legal principles applicable to corporations, the Company's actions will be determined whenever possible by a disinterested majority of the Board of Directors.

     It is the Company's policy that all transactions in which an officer, director or 5% shareholder has a direct or indirect interest be on terms no less favorable to the Company than the Company would grant to or obtain from an independent third-party in an arms-length transaction. Because a majority of the Board of Directors are not affiliated with CVC, all transactions between the Company or Metro and CVC have been, and all future transactions will be, approved and/or ratified by a disinterested majority of the Board of Directors.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Trien, Rosenberg, Rosenberg, Weinberg, Ciullo & Fazzari, LLP served as the Company's independent certified public accountants for the year ended May 30, 1998, and management anticipates that such firm will be reappointed for the present fiscal year. A representative of Trien, Rosenberg, Rosenberg, Weinberg, Ciullo & Fazzari is expected to be present at the meeting with an opportunity to make a statement, if he desires to do so. Such representative is expected to be available to respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

     ANY PERSON FROM WHOM PROXIES FOR THIS MEETING ARE SOLICITED MAY OBTAIN FROM THE COMPANY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 30, 1998, INCLUDING THE FINANCIAL STATEMENTS THEREIN AND THE RELATED SCHEDULES, BY WRITING TO THE COMPANY AT 1060 PARK AVENUE, CRANSTON, RHODE ISLAND 02910 ATTENTION:
SECRETARY. ANY SUCH REQUEST FROM A BENEFICIAL OWNER OF STOCK NOT REGISTERED IN HIS NAME MUST CONFIRM THAT HE WAS A BENEFICIAL OWNER OF SUCH STOCK ON THE RECORD DATE.

                             STOCKHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company at 1060 Park Avenue, Cranston, Rhode Island 02910, on or before September 1, 1999, for inclusion in the proxy material for said meeting.

                                OTHER BUSINESS

     It is not anticipated that any business other than as set forth hereinabove will be brought before the meeting. Management is not aware of any matters proposed to be presented to the meeting by any other person. However, if any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such business.

                          INCORPORATION BY REFERENCE

     The Company's Annual Report on Form 10-KSB for the year ended May 30, 1998, and the Company's reports on Form 8K and Form 8K/A, dated August 15, 1998 and October 16, 1998, respectively, copies of which have been, contemporaneously with this Proxy Statement, provided to all shareholders of record, are incorporated by reference herein.

                                  APPENDIX 1
                                  ----------

                           STOCK PURCHASE AGREEMENT
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT ("Agreement") is effective as of the 31/st/ day of July, 1998 by and among ROBERT MAIELLO, MICHAEL LEVINE, PHILIP P. SALVATORE and BART SENIOR (collectively, the "Stockholders"), and METRO GLOBAL MEDIA, INC., a Delaware corporation.

                                   RECITALS:

     A. The Stockholders own all of the issued and outstanding shares of the capital stock of Fanzine International, Inc., a New Jersey corporation (the "Company").

     B. Metro desires to purchase all of the issued and outstanding shares of stock of the Company owned by the Stockholders, and the Stockholders desire to sell such shares to Metro on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

     1.   PURCHASE AND SALE OF SHARES; CLOSING

          1.1  PURCHASE AND SALE.  On the Closing Date referred to in
               ------------------
Section 1.2 hereof, Metro agrees to purchase from the Stockholders, and the Stockholders agree to sell, assign, transfer and deliver to Metro, free and clear of all claims, liens and encumbrances, one hundred (100) shares of the voting common capital stock of the Company (the "Company Shares"), constituting all of the issued and outstanding capital stock of the Company. Notwithstanding the foregoing, on the Closing Date, the Company Shares shall be subject to a Pledge Agreement delivered by substantially in the form of Annex I attached hereto (the "Pledge Agreement").

          1.2  CLOSING. The closing of the transactions contemplated by
               --------
this Agreement (the "Closing") shall take place at the offices of Lipsitz, Green, Fahringer, Roll, Salisbury & Cambria LLP, 42 Delaware Avenue, Suite 300, Buffalo, New York 14202-3857, at 10:00 a.m. local time on the later of: (I) August 1, 1998, or (ii) the second business day following the satisfaction or waiver of all conditions set forth herein to the obligations of the parties to consummate the transactions contemplated hereby (other than conditions to be satisfied at or concurrently with the Closing), or on such other date and at such other place as Metro and the Stockholders may mutually determine (the "Closing Date").

     2.   PURCHASE PRICE; ADJUSTMENTS

          2.1  PURCHASE PRICE. Subject to the adjustment pursuant to
               ---------------
Sections 2.3 and 2.4, below, the purchase price (the "Purchase Price") to be paid by Metro to the Stockholders for the shares is estimated to be Seven Million Five Hundred Thousand Dollars ($7,500,000), payable as hereinafter provided.

          2.2  MANNER OF PAYMENT. The Purchase Price shall be paid as follows:
               ------------------

               a) On the Closing Date, Metro shall deliver to the Stockholders One Million (1,000,000) shares of the common stock of Metro (the "Metro Stock"). The parties agree that the Metro Stock shall be attributed solely to the Purchase Price and shall not be deemed any form of employment compensation to any of the Stockholders. Metro shall not make any tax filing seeking any tax deduction for the Metro Shares as employee compensation.

               b) On or before the Closing date, Metro shall deliver to the Stockholders the sum of Two Million Dollars ($2,000,000), in cash or certified funds.

               c) On or before the date which is ninety (90) days following the Closing Date, Metro shall deliver to the Stockholders the sum of One Million Dollars ($1,000,000), in cash or certified funds.

               d) On or before the date which is one hundred eighty (180) days following the Closing Date, Metro shall deliver to the Stockholders the sum of One Million Dollars ($1,000,000), in cash or certified funds.

          2.3  RETENTION OF CASH-ON-HAND, PUBLICLY TRADED SECURITIES, AND
               ----------------------------------------------------------
RECEIVABLES.  Unless indicated on Schedule 2.3 as being excluded, any (I) cash
------------
owned by the Company as of the Closing Date, as reflected in its bank statement (the "Closing Date Cash"), (ii) any publicly traded securities owned by the Company as of the Closing Date, as reflected in Schedule 3.4 (the "Closing Date Securities"), and (iii) the total amount, if any, of the Company's accounts receivable accrued as of the Closing Date, as set forth in the Interim Financial Statements (as defined in Section 3.5(ii) below), to the extent they are for services actually performed or goods sold prior to the Closing Date but are not collected by the Company as of the Closing Date (the "Closing Date Receivables"), shall be deemed the property of the Shareholders and disbursed to the Shareholders at such time or times as the Shareholders deem appropriate [the Closing Date Cash, the Closing Date Securities and the Closing Date Receivables are hereinafter collectively referred to as the "Closing Date Retained Property"]. Any liabilities existing as a result of any services performed or goods produced for which the Closing Date Receivable accrued shall be the sole responsibility of the Shareholders and shall be timely paid by the Shareholders. It is the intention of the parties that any receivables and liabilities attributable to any publication of the Company shipped prior to the Closing Date shall be, respectively, the property and obligation of the Shareholders, and that any receivables and liabilities and/or expenses attributable to any publication of the Company shipped subsequent to the Closing Date shall be, respectively, the property and obligation of the Company.

          2.4  DECREASES IN PURCHASE Price.  If the Company fails to
               ---------------------
generate Pre-Tax Net Earnings After Compensation (as defined in Section 2.5, below) of at least $1,750,000 (the "Minimum Earnings Level"), in the aggregate, during any, four (collectively) of the first five Fiscal Quarters (as hereinafter defined) following the Closing, as designated by Stockholders (such period referred to as the "Initial Year"), then the Purchase Price shall be reduced pro rata, in an amount determined by multiplying $7,500,000 by a fraction, the numerator of which is the Earnings Deficiency (as defined in Section 2.5, below) for the Initial Year and the denominator of which is the Minimum Earnings Level (the "Purchase Price Reduction"). The Purchase Price Reduction shall be paid to Metro, at the election of the Shareholders, either through (I) the return of such number of the Metro Stock as is equivalent to the amount determined by multiplying 1,000,000 by a fraction, the numerator of which is the Earnings Deficiency for the Initial Year and the denominator of which is the Minimum Earnings Level, or (ii) in cash. Each Stockholder shall have the individual option to pay to the Company cash in an amount equal to the value of his pro rata share of the Earnings Deficiency, rather than returning a portion of the Metro Stock as aforesaid. Such election shall be made by the Stockholders within four (4) months following the last day of the Initial Year by delivering to Metro written notice of such election (the "Deficiency Election").

          2.5 DEFINITIONS. As used herein, the following terms shall have the following meanings:

               (i) "Pre-Tax Net Earnings After Compensation" shall mean, with respect to any period, the gross revenues of the Company for such period less all costs (including, but not limited to, the Incentive Compensation or Deferred Compensation paid or payable by the Company to the Stockholders pursuant to the Employment Agreements of even date herewith entered into by the Stockholders and the Company) incurred in connection with the business operations of the Company other than (I) taxes, (ii) interest, and (iii) depreciation and amortization.

               (ii) "Fiscal Year" shall mean a consecutive twelve (12) month period beginning August 1st and ending July 31st of each year.

               (iii) "Fiscal Quarter" shall mean any of the four (4) consecutive three (3) month periods which constitute a Fiscal Year, with the first such three (3) month period beginning on the first day of a Fiscal Year.

               (iv) "Earnings Deficiency" shall mean, with respect to any period, the difference between the Pre-Tax Net Earnings After Taxes for such period and the Minimum Earnings Level.


          3.   REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

               The Stockholders jointly and severally represent and warrant that all of the following representations and warranties set forth in this Section 3 are true at the date of this Agreement and shall be true at the time of Closing. For purposes of this Agreement, the term "Material Adverse Effect" means, when used in reference to the Company, a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole. For purposes of this Section 3, the term "Company" shall mean and refer to the Company and all of its subsidiaries, if any.

               3.1  DUE ORGANIZATION. The Company is a corporation duly
                    -----------------
organized, validly existing and in good standing under the laws of the State of New Jersey, and has all requisite power and authority to carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so authorized or qualified would not have a Material Adverse Effect. Schedule 3.1 sets forth a list of all jurisdictions in which the Company is authorized or qualified to do business. True, complete and correct copies of the Company's Certificate of Incorporation and By-laws, each as amended (the "Charter Documents"), are all attached to Schedule 3.1. The stock records of the Company are attached to Schedule 3.1 and are correct and complete in all material respects. There are no minutes in the possession of the Company or the Stockholders which have not been made available to Metro, and all of such minutes are attached to Schedule 3.1 and are correct and complete in all respects.

               3.2  AUTHORIZATION.   The execution, delivery and performance of
                    --------------
this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all appropriate parties.

               3.3  CAPITAL STOCK OF THE COMPANY. The authorized capital stock
                    -----------------------------
of the Company consists solely of (I) two hundred (200) shares of Common Stock, no par value per share, one hundred (100) of which are issued and outstanding, and the foregoing capital stock represents all of the Company Stock. All of the issued and outstanding shares of the capital stock of the Company are owned of record and beneficially by the Stockholders in the amounts set forth on Schedule
3.3 and are owned free and clear of all liens, security interests, pledges, charges, voting trusts, restrictions, encumbrances and claims of every kind. All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws concerning the issuance of securities. None of such shares were issued in violation of any preemptive rights or similar rights of any past or present stockholder of the Company. No option, warrant, call, conversion right or commitment of any kind exists which obligates the Company to issue any shares of its capital stock or obligates any of the Stockholders to transfer any shares of the Company Stock to any person except pursuant to this Agreement.

               3.4  SUBSIDIARIES.  Except as set forth on Schedule 3.4, the
                    -------------
Company has no subsidiaries or d/b/a names and has not conducted business under any other name except its legal name on its Certificate of Incorporation. Except as set forth on Schedule 3.4, the Company does not own, of record or
                       --------
beneficially, or control, directly or indirectly, any capital stock, securities convertible into capital stock or any other equity interest in any corporation, association or other business entity, and the Company is not, directly or indirectly, a participant in any joint venture, partnership or other non-corporate entity.

               3.5  FINANCIAL STATEMENTS.  Complete and correct copies of the
                    ---------------------
following financial statements are attached as Schedule 3.5:

                    (i) the balance sheets of the Company as of December 31, 1997, and the related statements of operations, stockholder's equity and cash flows for the period from the Company's formation through December 31, 1997, together with the related notes and schedules (such balance sheet and related statements, notes and schedules are referred to as the "Year-End Financial Statements"); and

                    (ii) the balance sheet of the Company as of the Closing Date (the "Balance Sheet Date") and the related statements of operations, stockholder's equity and cash flows for the period ending on the Balance Sheet Date, together with the related notes and schedules (such balance sheet and related statements, notes and schedules are referred to as the "Interim Financial Statements"). The Year-End Financial Statements and the Interim Financial Statements are collectively referred to as the "Financial Statements".

               The Financial Statements have been prepared from the books and records of the Company in conformity with generally accepted accounting principles applied on a basis consistent with preceding years and throughout the periods involved

("GAAP") and present fairly the financial position and results of operations of the Company as of the dates of such statements and for the periods covered thereby. The books of account of the Company have been kept accurately in all material respects in the ordinary course of business, the transactions entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of the Company have been properly recorded therein in all material respects.

               3.6  LIABILITIES AND OBLIGATIONS. Except as and to the extent
                    ----------------------------
disclosed and adequately provided for on the face of the Financial Statements (rather than in any notes thereto) or on Schedule 3.6, the Company has no liabilities or obligations of any kind, whether accrued, absolute, secured or unsecured, contingent or otherwise. Except and to the extent disclosed on the face of the Financial Statements (rather than in any notes thereto) or on
Schedule 3.6, there are no claims, liabilities or obligations, nor, to the best knowledge of the Stockholders, any reasonable basis for assertion against the Company, of any claim, liability or obligation, of any nature whatsoever.
Schedule 3.6 contains a reasonable estimate by the Stockholders of the maximum amount which may be payable with respect to liabilities which are not fixed.
For each such liability for which the amount is not fixed, the Stockholders have provided a summary description of the liability together with copies of all relevant documentation relating thereto. Notwithstanding the foregoing provisions of this Section 3.6, the liabilities and obligations required to be disclosed under this Section 3.6 do not include payables and accruables incurred in the ordinary course of operating the business of the Company.

               3.7  ACCOUNTS AND NOTES RECEIVABLE. Schedule 3.7 sets forth an
                    ------------------------------
accurate list of the accounts and notes receivable of the Company, as of the Balance Sheet Date and generated subsequent t the Balance Sheet Date, including any such amounts which are not reflected in the balance sheet as of the Balance Sheet Date. Receivables from and advances to employees and the Stockholders and any entities or persons related to or affiliated with any of the Stockholders are separately identified on Schedule 3.7. Except to the extent reflected on
Schedule 3.7, all such accounts, notes and other receivables were incurred in the ordinary course of business, are stated in accordance with GAAP and are collectible in the amounts shown on Schedule 3.7, net of reserves reflected in the balance sheet as of the Balance Sheet Date.

               3.8  PERMITS AND INTANGIBLES. The Company and its employees hold
                    ------------------------
all licenses, franchises, permits and other governmental authorizations required in connection with the conduct of the Company's business. Schedule 3.8 sets forth an accurate list and summary description of all such licenses, franchises, permits and other governmental authorizations, including permits, titles (including licenses, franchises, certificates, trademarks, trade names, patents, patent applications and copyrights owned or held by the Company or any of its employees (including interests in software or other technology systems, programs and intellectual property). The licenses, franchises, permits and other governmental authorizations listed on Schedule 3.8 are valid, and the Company has not received any notice that any person intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization. To the best knowledge of the

Stockholders, the Company has conducted and is conducting its business in compliance with the requirements, standards, criteria and conditions set forth in the licenses, franchises, permits and other governmental authorizations listed on Schedule 3.8 and is not in violation of any of the foregoing. Except as specifically set forth on Schedule 3.8, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Company by, any such licenses, franchises, permits or government authorizations.

               3.9  PERSONAL PROPERTY.  Schedule 3.9 sets forth an accurate list
                    -----------------
of (I) all personal property included in "plant, property and equipment" on the balance sheet of the Company, (ii) all other personal property with an individual value in excess of $25,000 (a) owned by the Company as of the Balance Sheet Date and (b) acquired by the Company since the Balance Sheet Date and (iii) all leases and agreements in respect of personal property of the Company, including, in the case of each of (I), (ii) and (iii), an indication as to which assets are currently owned, or were formerly owned, by any Stockholder any relative of any Stockholder or any affiliate of the Company or any Stockholder. True, correct and complete copies of all of the documents listed on Schedule 3.9 have been delivered to Metro. Except as set forth and specifically described on Schedule 3.9, (1) all material personal property used by the Company in its business is either owned by the Company or leased by the Company pursuant to a lease included on Schedule 3.9, (2) the personal property listed on Schedule 3.9, subject to ordinary repair and replacement, is reasonably adequate to operate the business of the Company as currently conducted and (3) all leases and agreements included on Schedule 3.9 are in full force and effect and constitute valid and binding agreements of the parties (and their successors) thereto in accordance with their respective terms.

          3.10 SIGNIFICANT CUSTOMERS; MATERIAL CONTRACTS AND COMMITMENTS.
               ----------------------------------------------------------
Schedule 3.10 sets forth a list of (I) all customers representing 5% or more of the Company's revenues in any of the periods covered by the Financial Statements, and (ii) all material contracts, commitments and similar agreements to which the Company is a party or by which it or any of its properties are bound (including, but not limited to, contracts with significant customers, joint venture or partnership agreements, contracts with any labor organizations, strategic alliances and options to purchase land). True, complete and correct copies of such agreements are attached to Schedule 3.10. Except as described on
Schedule 3.10, (a) none of the Company's significant customers (including those identified on Schedule 3.10) have canceled or substantially reduced or, to the knowledge of the Company and the Stockholders, are currently attempting or threatening to cancel a contract or substantially reduce utilization of the services provided by the Company, and (b) the Company has complied with all material commitments and obligations pertaining to it, and is not in default under any contracts or agreements listed on Schedule 3.10 and no notice of default under any such contract or agreement has been received. Schedule 3.10 also includes a summary description of all plans or projects involving the opening of new operations, expansion of existing operations, the acquisition of any property, business or assets requiring, in any event, the payment of more than $25,000 by the Company.

               3.11 REAL PROPERTY. The Company owns no real property.  Schedule
                    --------------
3.11 includes a list of all real property leased by the Company at the date hereof, and all other real property, if any, used by the Company in the conduct of its business. True, complete and correct copies of all leases and agreements in respect of real property leased by the Company are attached to Schedule 3.11, and an indication as to which such properties, if any, are currently owned, or were formerly owned, by any Stockholder, any relative of any Stockholder or any affiliate of the Company or any Stockholder is included in Schedule 3.1 1. Except as set forth on Schedule 3.11, all of such leases and agreements included on Schedule 3.11 are in full force and effect and constitute valid and binding agreements of the parties (and their successors) thereto in accordance with their respective terms; provided, however, that each lease between the Company
                        --------  -------
and any Stockholder, any relative of any Stockholder or any affiliate of the Company or any Stockholder in respect of real property leased by the Company shall be terminated as of the Closing Date.

               3.12 INSURANCE. The Company does not maintain any insurance policies.

               3.13 COMPENSATION, EMPLOYMENT AGREEMENTS; ORGANIZED LABOR
                    ----------------------------------------------------
MATTERS.  Schedule 3.13 sets forth an accurate list showing all officers,
--------
directors and key employees of the Company, listing all employment agreements with such officers, directors and key employees and the rate of compensation (and the portions thereof attributable to salary, bonus and other compensation, respectively) of each of such persons as of (1) the Balance Sheet Date and (ii) the date hereof Attached to Schedule 3.13 are true, complete and correct copies of any employment agreements for the persons listed on Schedule 3.13 and all other employment and other agreements of any nature containing any provision that could require the Company to make any payment to any person as a result of the transactions contemplated by this Agreement, which provisions are specifically identified on Schedule 3.13. Except as set forth on Schedule 3.13, since the Balance Sheet Date, there have been no increases in the compensation payable or any special bonuses to any officer, director, key employee or other employee, except ordinary salary increases implemented on a basis consistent with past practices.

          Except as set forth on Schedule 3.13, (I) the Company is not bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union, (ii) no employees of the Company are represented by any labor union or covered by any collective bargaining agreement, (iii) to the knowledge of the Company and the Stockholders, no campaign to establish such representation is in progress and
(iv) there is no pending or, to the best knowledge of the Company and the Stockholders, threatened, labor dispute involving the Company and any group of its employees. The Company has not experienced any labor interruptions over the past five years.

          3.14 EMPLOYEE BENEFIT PLANS. Schedule 3.14 sets forth an accurate
               -----------------------
schedule showing all employee benefit plans of the Company (including the Company's Subsidiaries), including all agreements or arrangements (other than agreements or arrangements set forth on Schedule 3.14) containing "golden parachute" or other similar provisions, and deferred compensation agreements, together with true, complete and correct copies of such plans, agreements and any trusts related thereto, and classifications of employees covered thereby as of the Balance Sheet Date. Except for the employee benefit plans, if any, described on
Schedule 3.14, the Company (including the Company's Subsidiaries) does not sponsor, maintain or contribute to any plan, program, fund or arrangement that constitutes an "employee pension benefit plan," nor does the Company or any Subsidiary have any obligation to contribute to or accrue or pay any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any non-qualified deferred compensation arrangement). For the purposes of this Agreement, the term employee pension benefit plan" shall have the same meaning as is given that term in Section 3(2) of ERISA. Neither the Company nor any Subsidiary has sponsored, maintained or contributed to any employee pension benefit plan other than the plans set forth on Schedule 3.14, and neither the Company nor any Subsidiary is required to contribute to any retirement plan pursuant to the provisions of any collective bargaining agreement establishing the terms and conditions or employment of any of the Company's or any Subsidiary's employees.

Neither the Company nor any Subsidiary is now, or can as a result of its past activities become, liable to the Pension Benefit Guaranty Corporation or to any multi-employer employee pension benefit plan under the provisions of Title IV of ERISA. All employee benefit plans listed on Schedule 3.14 and the administration thereof are in substantial compliance with their terms and all applicable provisions of ERISA and the regulations issued thereunder, as well as with all other applicable federal, state and local statutes, ordinances and regulations. All accrued contribution obligations of Company or any Subsidiary with respect to any plan listed on Schedule 3.14 have either been fulfilled in their entirety or are fully reflected on the balance sheet of the Company as of the Balance Sheet Date. Except as set forth on Schedule 3.14, all plans listed on Schedule 3.14 that are intended to qualify (the "Qualified Plans") under
Section 401 (a) of the Code are and have been so qualified and have been determined by the Internal Revenue Service to be so qualified, and copies of the determination letters relating thereto are included as part of Schedule 3.14. Except as disclosed on Schedule 3.14, all reports and other documents required to be filed with any governmental agency or distributed to plan participants or beneficiaries (including, but not limited to, actuarial reports, audits or tax returns) have been timely filed or distributed, and copies thereof are included as part of Schedule 3.14. Neither the Stockholders, any plan listed in Schedule
3.14 nor the Company (including the Company's Subsidiaries) has engaged in any transaction prohibited under the provisions of Section 4975 of the Code or
Section 406 of ERISA. No plan listed in Schedule 3.14 has incurred an accumulated funding deficiency, as defined in Section 412(a) of the Code and
Section 302(l) of ERISA; and the Company (including the Company's Subsidiaries) has not incurred any liability for excise tax or penalty due to the Internal Revenue Service or any liability to the Pension Benefit Guaranty Corporation. There have been no terminations, partial terminations or discontinuance of contributions to any such Qualified Plan intended to qualify under Section 401 (a) of the Code without notice to and approval by the Internal Revenue Service; no plan listed in Schedule 3.14 subject to the provisions of Title IV of ERISA has been terminated; there have been no "reportable events" (as that phrase is defined in Section 4043 of ERISA) with respect to any such plan listed in Schedule 3.14; the Company (including the Company's Subsidiaries) has not incurred liability under Section 4062 of ERISA; and no circumstances exist pursuant to which the Company could have any direct or indirect liability whatsoever (including, but not limited to, any liability to any multi-employer plan or the PBGC under Title IV of ERISA or to the Internal Revenue Service for any excise tax or penalty, or being subject to any statutory lien to secure payment of any such liability) with respect to any plan now or heretofore maintained or contributed to by any entity other than the Company that is, or at any time was, a member of a "controlled group" (as defined in Section 412(n)(6)(B) of the Code) that includes the Company.

          3.15 CONFORMITY WITH LAW; LITIGATION. Except as set forth on
               --------------------------------
Schedule 3.15, there are no claims, actions, suits or proceedings, pending or threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having Jurisdiction over the Company. Except as set forth on Schedule 3.15, no notice of any claim, action, suit or proceeding, whether pending or threatened, has been received by the Company during the last five years and there is no basis therefor. Except as set forth on Schedule 3.15, the Company has conducted and now conducts its business in compliance in all material respects with all laws, regulations, writs, injunctions, decrees and orders applicable to the Company or its assets. The Company is not in violation of any law or regulation or any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any of them. The Company has conducted and is conducting its business in substantial compliance with the requirements, standards, criteria and conditions set forth in applicable federal, state and local statutes, ordinances, permits, licenses, orders, approvals, variances, rules and regulations, including all such permits, licenses, orders and other governmental approvals set forth on Schedule 3.8.

          3.16 TAXES.  For purposes of this Agreement, the term "Taxes"
               ------
shall mean all taxes, charges, fees, levies or other assessments including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, unemployment, occupation, use, service, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to or imposed with respect to any such taxes, charges, fees, levies or other assessments. The Company (including any subsidiaries) has timely filed all requisite federal, state and other Tax returns or extension requests due on or before the date hereof, and all such Tax returns are true and accurate in all material respects. Except as set forth on
Schedule 3.16, the Company has not requested or been granted an extension of the time for filing any Tax return to a date later than the Closing Date. Except as set forth on Schedule 3.16, there are no audits or examinations in progress or claims against the

Company for federal, state or other Taxes (including penalties and interest) for any period (or portion thereof ending on or prior to the date hereof, and no notice of any claim for Taxes, whether pending or threatened, has been received. All Taxes, including interest and penalties (whether or not shown on any Tax return) due and payable on or prior to the date hereof by the Company, any of the Company's subsidiaries, or any member of an affiliated or consolidated group which includes or included the Company or any of the Company's subsidiaries, have been paid. The amounts shown as accruals for Taxes on the Financial Statements are sufficient for the payment of all Taxes of the kinds indicated (including penalties and interest) for all periods shown. Copies of (I) any Tax examinations, (ii) extensions of time for filing and (iii) the federal, state and local income tax returns and franchise tax returns of the Company (including any subsidiaries) for- the last three fiscal years, or such shorter period of time as any of them shall have existed, are attached hereto as Schedule 3.16. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(11) of the Code.

          Each Stockholder certifies that he is not a foreign person pursuant to
Section 1.14452(b) of the Treasury Regulations. The Stockholders made a valid election under the provisions of Chapter 1, Subchapter S of the Code, effective as of August 1, 1997. At all times from and after August 1, 1997, the Company has been taxed under the provisions of Chapter 1, Subchapter S of the Code. The Stockholders shall pay, and they hereby indemnify Metro and the Company against, all income, franchise and/or other taxes payable by the Company or any of its subsidiaries for all periods (or portions thereof) through and including the Closing Date. The Company uses the accrual method of accounting for income tax purposes, and the Company's methods of accounting have not changed.

          3.17 NO VIOLATIONS, NO CONSENTS REQUIRED.  The Company is not in
               ------------------------------------
violation of the Charter Documents. Neither the Company nor any other party thereto is in material default under any lease, instrument, license, permit or material agreement to which the Company is a party or by which its properties
                                        --
are bound (the "Material Documents"). Except as set forth in Schedule 3.17, (I) the execution of this Agreement and the performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any material violation or breach or constitute a default under, any of the tem-is or provisions of the Material Documents or the Charter Documents, and (ii) the rights and benefits of the Company under the Material Documents will not be adversely affected by the transactions contemplated hereby. Except as set forth on Schedule 3.17, none of the Material Documents requires notice to, or the consent or approval of, any governmental agency or other third party with respect to any of the transactions contemplated hereby in order to remain in full force and effect and consummation of the transactions contemplated hereby will not give rise to any right to termination, cancellation or acceleration or loss of any night or benefit. Except as set forth on Schedule 3.17, none of the Material Documents prohibits the use or publication by the Company or Metro of the name of any other party to such Material Document, and none of the Material Documents prohibits or restricts the Company from freely providing services to any other customer or potential customer of the Company or Metro.

          3.18 ABSENCE OF CHANGES. Since the Balance Sheet Date, the
               -------------------
Company has conducted its operations in the ordinary course of business and, except as set forth on Schedule 3.18, there has not been:

               (i) any material adverse change in the financial condition, assets, liabilities (contingent or otherwise), income or business of the Company;

               (ii) any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of the Company;

               (iii) any change in the authorized capital of the Company or its outstanding securities or any change in its ownership interests or any grant of any options, warrants, calls, conversion rights or commitments;

               (iv) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of the Company, other than the distribution of all or part of the Closing Date Retained Property;

               (v) any increase in the compensation, bonus, sales commissions or fee arrangement payable or to become payable by the Company to any of its officers, directors, stockholders, employees, consultants or agents;

               (vi) any work interruptions, labor grievances or claims filed, or any event or condition of any character, materially adversely affecting the business of the Company;

               (vii) any sale or transfer, or any agreement to sell or transfer, any material assets, property or rights of Company to any person, including, without limitation, the Stockholders and their affiliates;

               (viii) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to the Company, including without limitation any indebtedness or obligation of any Stockholder or any affiliate thereof,

               (ix) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of the Company or requiring assignment of any party to the transfer and assignment of any such assets, property or rights;

               (x) any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of the Company's business;

               (xi) any waiver of any material rights or claims of the Company;

               (xii) any amendment or termination of any material contract, agreement, license, permit or other night to which the Company is a party;

               (xiii) any transaction by the Company outside the ordinary course of its business;

               (xiv) any cancellation or termination of a material contract with a customer or client prior to the scheduled termination date; or

               (xv) any distribution of property or assets by the Company other than in the ordinary course of business.

          3.19 DEPOSIT ACCOUNTS; POWERS OF ATTORNEY. Schedule 3.19 sets
               -------------------------------------
forth a schedule as of the date of this Agreement of: (i) the name of each financial institution in which the Company has accounts or safe deposit boxes,
(ii) the names in which the accounts or boxes are held, (iii) the type of account and account number, (iv) the type of account and the amount of cash, cash equivalents and securities held in such account, and (v) the name of each person authorized to draw thereon or have access thereto. Schedule 3.19 also sets forth the name of each person, corporation, firm or other entity holding any general or special power of attorney from the Company and a description of the terms of each such power.

          3.20 COMPETING LINES OF BUSINESS; RELATED-PARTY TRANSACTIONS.
               --------------------------------------------------------
Except as set forth on Schedule 3.20, neither any of the Stockholders nor any other affiliate of the Company owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of or otherwise receives remuneration from, any business which is a competitor, lessor, lessee, customer or supplier of the Company. Except as set forth on

Schedule 3.20, no officer, director or Stockholder of the Company has, nor during the period beginning January 1, 1990 through the date hereof had, any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Company's business.

          3.21 DISCLOSURE.  The Stockholders have fully provided Metro or
               -----------
its representatives with information that Metro has requested in analyzing whether to consummate the stock purchase, all of which information is contained in this Agreement and/or on the documents annexed to this Agreement. None of the information so provided, nor any representation or warranty of the Stockholders contained in this Agreement, contains any untrue statement or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Except as otherwise set forth in this Agreement or on the documents annexed hereto, there is no fact known to the Stockholders which has specific application to the Company (other than general economic or industry conditions) which materially adversely affects or, so far as the Stockholders can reasonably foresee, materially threatens, the assets, business, condition (financial or otherwise), results of operations or prospects of the Company, which has not been described in this Agreement or the Schedules hereto.

          3.22 PROHIBITED ACTIVITIES.  Except as set forth on Schedule
               ----------------------
3.22, the Company has not, between the Balance Sheet Date and the date hereof, taken any of the actions set forth in Section 5.3.

          3.23 PREEMPTIVE RIGHTS.  No Stockholder has, and each hereby
               ------------------
waives, any preemptive or other right to acquire shares of Company Stock or Metro Stock that such Stockholder has or may have had other than rights of any Stockholder to acquire Company Stock or Metro Stock pursuant to (I) this Agreement, (ii) any option granted by Metro, or (iii) any Employment Agreement entered into between Metro and such Stockholder.

          3.24 CERTAIN BUSINESS PRACTICES.  Neither the Company nor any of
               ---------------------------
its affiliates has given or offered anything of value to any governmental official, political party or candidate for government office nor has it or any of them otherwise taken any action which would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any law of similar effect.

     4    REPRESENTATIONS OF METRO

          Metro represents and warrants that all of the following representations and warranties set forth in this Section 4 are true at the date of this Agreement and shall be true at the time of Closing. For purposes of this Agreement, the term

"Material Adverse Effect" means, when used in reference to Metro, a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of Metro and its subsidiaries taken as a whole.

          4.1  DUE ORGANIZATION.  Metro is a corporation duly incorporated,
               -----------------
validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to carry on its business as it is now being conducted. Metro is qualified to do business and is in good standing in each jurisdiction in which the nature of its business makes such qualification necessary, except where the failure to be so authorized or qualified would not have a Material Adverse Effect.

          4.2  AUTHORIZATION. (I) The representatives of Metro executing
               --------------
this Agreement have the authority to enter into and bind Metro to the terms of this Agreement and (ii) Metro has the full legal night, power and authority to enter into this Agreement.

          4.3  NO VIOLATIONS.  The execution of this Agreement and the
               --------------
performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any violation or breach or constitute a default under any of the terms or provisions of Metro's Certificate of Incorporation or By-laws, each as amended.

          4.4  VALIDITY OF OBLIGATIONS. The execution and delivery of this
               ------------------------
Agreement by Metro and the performance of the transactions contemplated herein have been duly and validly authorized by the Board of Directors of Metro and this Agreement has been duly and validly authorized by all necessary corporate action and is a legal, valid and binding obligation of Metro.

          4.5  METRO STOCK.  At the time of issuance thereof, the Metro
               ------------
Stock to be delivered to the Stockholders pursuant to this Agreement will constitute valid and legally issued, fully paid and nonassessable shares of Metro.


     5    COVENANTS PRIOR TO CLOSING

          5.1  ACCESS AND COOPERATION; DUE DILIGENCE. Between the date of
               --------------------------------------
this Agreement and the Closing Date, Stockholders and the Company will afford to the officers and authorized representatives of Metro access to all of the Company's sites, properties, books and records and will furnish Metro with such additional financial and operating data and other information as to the business and properties of the Company as Metro may from time to time reasonably request. The Stockholders and the Company will cooperate with Metro, its representatives, auditors and counsel in the preparation of any documents or other material which may be required in connection with any documents or materials required by this Agreement. Metro and the Stockholders will treat all information obtained in connection with the negotiation and performance of this Agreement as confidential in accordance with the provisions of Section 12.

          5.2  CONDUCT OF BUSINESS PENDING CLOSING. Between the date of
               ------------------------------------
this Agreement and the Closing Date, the Stockholders shall operate the Company such that the Company will, except as set forth on Schedule 5.2:

               (i) carry on its respective businesses in substantially the same manner as it has heretofore and not introduce any material new method of management, operation or accounting;

               (ii) maintain its respective properties and facilities, including those held under leases, in as good working order and condition as at present, ordinary wear and tear excepted;

               (iii) perform in all material respects all of its respective obligations under agreements relating to or affecting its respective assets, properties or rights;

               (iv) use its reasonable efforts to maintain and preserve its business organization intact, retain its respective present key employees and maintain its respective relationships with suppliers, customers and others having business relations with the Company;

               (v) maintain compliance with all material permits, laws, rules and regulations, consent orders, and all other orders of applicable courts, regulatory agencies and similar governmental authorities; and

               (vi) maintain present debt and lease instruments and not enter into new or amended debt or lease instruments without the knowledge and consent of Metro (which consent shall not be unreasonably withheld), provided that debt and/or lease instruments may be replaced without the consent of Metro if such replacement instruments are on terms at least as favorable to the Company as the instruments being replaced.

          5.3  PROHIBITED ACTIVITIES.  Except as set forth on Schedule
               ----------------------
3.22, between the date hereof and the Closing Date, the Stockholders will operate the Company such that the Company will not, without prior written consent of Metro:

               (i)    make any change in the Charter Documents;

               (ii) issue any securities, options, warrants, calls, conversion rights or commitments relating to its securities of any kind other than in connection with the exercise of options or warrants;

               (iii) declare or pay any dividend, or make any distribution in respect of its stock whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its stock, except that the Shareholders may distribute, in such time and manner as the Shareholders deem appropriate, all or any part of the Closing Date Retained Property;

               (iv) enter into any contract or commitment or incur or agree to incur any liability or make any capital expenditures, except in the normal course of business consistent with past practice in an amount not in excess of (a) $25,000 individually and (b) $50,000 in the aggregate, except for the printing of any publication of the Company (it being understood that such bill shall be payable by the persons or entity receiving the proceeds of the transaction);

               (v) create, assume or permit to exist any mortgage, pledge or other lien or encumbrance upon any assets or properties whether now owned or hereafter acquired, except (a) with respect to purchase money liens incurred in connection with the acquisition of equipment with an aggregate cost not in excess of $5,000 necessary or desirable for the conduct of the businesses of the Company, (b) (1) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings (and for which contested taxes adequate reserves have been established and are being maintained) or (2) printers', materialmen's, mechanics', workers', repairmen's, employees' or other like liens arising in the ordinary course of business (the liens set forth in clause (b) being referred to herein as "Statutory Liens");

               (vi) sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business;

               (vii) negotiate for the acquisition of any business or the start-up of any new business;

               (viii) merge or consolidate or agree to merge or consolidate with or into any other corporation or other entity;

               (ix) waive any material rights or claims of the Company, provided that the Company may negotiate and adjust bills in the course of good faith disputes with customers in a manner consistent with past practice;

               (x) commit a material breach or amend or terminate any material agreement, permit, license or other right of the Company;

               (xi) enter into any other transaction outside the ordinary course of its business or prohibited hereunder; or

               (xii) increase or commit to any increase in the salary, bonus, commission or other compensation of any officer, director, employee or agent of the Company.

          5.4  NO SHOP.  None of the Stockholders, the Company, nor any
               --------
agent, officer, director, trustee or any representative of any of the foregoing will, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly:

               (i) solicit or initiate the submission of proposals or offers from any person for,

               (ii)   participate in any discussions pertaining to, or

               (iii) furnish to any person other than Metro, the authorized agents of Metro and the financial and legal advisors of the Company and the Stockholders any information relating to (a) any acquisition or purchase of all or a material amount of the assets of, or any equity interest in, the Company or (b) a merger, consolidation or business combination involving the Company.

          5.5  NOTICE TO BARGAINING AGENTS. Prior to the Closing Date, the
               ----------------------------
Stockholders shall arrange for the Company to satisfy any requirement for notice of the transactions contemplated by this Agreement under applicable collective bargaining agreements, and shall provide Metro with proof that any required notice has been sent.

          5.6  AGREEMENTS. The Stockholders and the Company shall terminate
               -----------
(I) any stockholders agreements, voting agreements, voting trusts, options, warrants and employment agreements between the Company and any employee except as specifically approved in writing by Metro and (ii) any existing agreement between the Company and any Stockholder except as specifically approved in writing by Metro, on or prior to the Closing Date. Copies of such termination agreements shall be delivered to Metro at the Closing or prior thereto.

          5.7  NOTIFICATION OF CERTAIN MATTERS.  The Stockholders shall
               --------------------------------
give prompt notice to Metro of (I) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of the Stockholders contained herein to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of any Stockholder to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such person hereunder. Metro shall give prompt notice to the Company of (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of Metro contained herein to be untrue or inaccurate in any material respect at or prior to the Closing and
(b) any material failure of Metro to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The delivery of any notice pursuant to this Section 5.7 shall not be deemed to (1) modify the representations or warranties hereunder of the party delivering such notice, (2) modify the conditions to Closing set forth herein, or (3) limit or otherwise affect the remedies available hereunder to the party receiving such notice.


          5.8  AMENDMENT OF SCHEDULES. Each party hereto agrees that, with
               -----------------------
respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation until the Closing occurs to notify the other parties hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Schedules.

          5.9  FURTHER ASSURANCES. At any time before or after the Closing,
               -------------------
the parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

     6    CONDITIONS PRECEDENT TO OBLIGATIONS OF STOCKHOLDERS

          The obligations of the Stockholders with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

          6.1  REPRESENTATIONS AND WARRANTIES, PERFORMANCE OF OBLIGATIONS.
               -----------------------------------------------------------
All representations and warranties of Metro contained in Section 4 that are qualified by materiality shall be true and correct and all other representations and warranties of Metro contained in Section 4 shall be true and correct in all material respects, in each case as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; all terms, covenants and conditions of this Agreement to be complied with or performed by Metro on or before the Closing Date shall have been duly complied with and performed in all material respects; and Metro shall have delivered to the Stockholders a certificate, dated the Closing Date and signed by the President or any Vice President of Metro, to such effect.

          6.2  NO MATERIAL ADVERSE EFFECT.  Since the Balance Sheet Date,
               ---------------------------
no event or circumstance shall have occurred which has had, or reasonably could be expected to have, a Material Adverse Effect on Metro, and Metro shall not have suffered any change, loss or damage to any of its properties or assets, whether or not covered by insurance, which change, loss or damage could materially affect or impair the ability of Metro to conduct its business.

          6.3  SATISFACTION.  All actions, proceedings, instruments and
               -------------
documents required to carry out the transactions contemplated by this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to the Stockholders and their counsel.

          6.4  OPINION OF COUNSEL, PLEDGE AGREEMENT, VOTING AGREEMENT. The
               -------------------------------------------------------
Stockholders shall have received (1) an opinion from counsel to Metro, dated the Closing Date, in the form of Annex II hereto, (ii) an executed Pledge Agreement in the form of Annex I hereto, and (iii) executed Voting Agreement in the form of Annex V hereto.

          6.5  CONSENTS AND APPROVALS. All necessary consents of and
               -----------------------
filings with any governmental authority or agency relating to the consummation of the transaction contemplated herein shall have been obtained and made; no action or proceeding shall have been instituted or threatened to restrain or prohibit the transaction; and no governmental agency or body shall have taken any other action or made any request of the Company as a result of which the Company deems it inadvisable to proceed with the transactions hereunder.

          6.6  EMPLOYMENT AGREEMENT.  Each of the Stockholders shall have
               ---------------------
been afforded an opportunity to enter into an Employment Agreement with the Company substantially in the form of Annex III hereto.

     7    CONDITIONS PRECEDENT TO OBLIGATIONS OF METRO

          The obligations of Metro with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

          7.1  REPRESENTATIONS AND WARRANTIES, PERFORMANCE OF OBLIGATIONS.
               -----------------------------------------------------------
All representations and warranties of the Stockholders contained in this Agreement that are qualified by materiality shall be true and correct and all other representations and warranties of the Stockholders contained in this Agreement shall be true and correct in all material respects, in each case as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; all terms, covenants and conditions of this Agreement to be complied with or performed by the Stockholders on or before the Closing Date shall have been duly complied with and performed in all material respects; and the Stockholders shall have delivered to Metro a certificate, dated the Closing Date and signed by the Stockholders, to such effect.

          7.2  NO MATERIAL ADVERSE EFFECT.  Since the Balance Sheet Date,
               ---------------------------
no event or circumstance shall have occurred which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company, and the Company shall not have suffered any change, loss or damage to any of its properties or assets, whether or not covered by insurance, which change, loss or damage could materially affect or impair the ability of the Company to conduct its business.

          7.3  STOCKHOLDERS' RELEASE.  The Stockholders shall have
               ----------------------
delivered to Metro an instrument dated the Closing Date releasing the Company from (I) any and all claims of the Stockholders against the Company and (ii) all obligations of the Company to the Stockholders, except for (a) continuing obligations to the Stockholders relating to their employment by the Company, and
(b) obligations arising under this Agreement or the transactions contemplated hereby.

          7.4  SATISFACTION.  All actions, proceedings, instruments and
               -------------
documents required to carry out the transactions contemplated by this Agreement or incidental hereto and all other related legal matters shall have been approved by counsel to Metro.

          7.5  OPINION OF COUNSEL.  Metro shall have received an opinion
               -------------------
from counsel to the Stockholders, dated the Closing Date, in the form of Annex IV hereto.

          7.6  CONSENTS AND APPROVALS. All necessary consents of and
               -----------------------
filings with any governmental authority or agency relating to the consummation of the transactions contemplated herein shall have been obtained and made; all consents and approvals of third parties listed on Schedule 3.17 shall have been obtained; no action or proceeding shall have been instituted or threatened to restrain or prohibit these transactions; and no governmental agency or body shall have taken any other action or made any request of Metro as a result of which Metro deems it inadvisable to proceed with the transactions hereunder.

          7.7  GOOD STANDING CERTIFICATES. The Stockholders shall have
               ---------------------------
delivered to Metro a certificate, dated as of a date no earlier than ten days prior to the Closing Date, duly issued by the appropriate governmental authority in the State of New Jersey and in each state in which the Company is authorized to do business and showing that the Company is in good standing and authorized to do business and that all of the Company's state franchise and/or income tax returns and taxes for all periods prior to the Closing have been filed and paid.

          7.8  RELATED PARTY TRANSACTIONS. All salary continuation
               ---------------------------
agreements between the Company and any Stockholder shall have been terminated. All existing leases, agreements and arrangements between the Company and any Stockholder, any relative of any Stockholder or any affiliate of the Company or any Stockholder shall have been canceled or the terms thereof shall have been renegotiated on an arm's length basis satisfactory to Metro.

          7.9  EMPLOYMENT AGREEMENTS. Each of the Stockholders shall have
               ----------------------
entered into the Employment Agreements referred to in Section 6.7.


     8    COVENANTS OF METRO AND THE STOCKHOLDERS AFTER CLOSING

          8.1  PREPARATION AND FILING OF TAX RETURNS.
               --------------------------------------

               (i) The Stockholders shall prepare and file, or cause to be prepared and filed, all Tax returns for the Company for all taxable periods that end on or before the Closing Date, but in each case only after Metro has reviewed such filings and consented thereto (which consent shall not be unreasonably withheld or delayed). The Stockholders shall pay or cause to be paid all Tax liabilities (in excess of all amounts already paid with respect thereto or properly accrued or reserved with respect thereto on the Company Financial Statements) shown by such Tax returns to be due.

               (ii) Each party hereto shall, and shall cause its subsidiaries and affiliates, if any, to, provide to each of the other parties hereto such cooperation and information as any of them reasonably may request in filing any Tax returns, amended Tax returns or claims for refund, determining a liability for Taxes or a right to refund of Taxes or in conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax returns, together with relevant accompanying schedules and relevant work papers, relevant documents relating to rulings or other determinations by taxing authorities and relevant records concerning the ownership and Tax basis of property, which such party may possess. Each party shall make its employees reasonably available on a mutually convenient basis at its cost to provide explanation of any documents or information so provided. Subject to the preceding sentence, each party required to file tax returns pursuant to this Agreement shall bear all costs of filing such Tax returns.

     9    INDEMNIFICATION

          The Stockholders and Metro each make the following covenants that are applicable to them, respectively:

          9.1  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
               -------------------------------------------

               (i) The representations and warranties of the Stockholders made in this Agreement and in the documents and certificates delivered in connection herewith shall survive the stock purchase for a period of four (4) years from the Closing Date, provided, however, that all
                                             --------  -------
                      representations and warranties with respect to which a claim is made within the applicable survival period shall survive until such claim is finally determined and paid.

               (ii) The representations and warranties of Metro made in this Agreement and in the certificates delivered in connection herewith shall survive the stock purchase for a period of four (4) years following the Closing Date; provided,
                                                                 --------
                      however, that representations and warranties with respect to which a claim is made within such four year period shall survive until such claim is finally determined and paid.

               (iii) The date on which a representation or warranty expires as provided herein is. herein called the "Expiration Date." No claim for indemnification may be made with respect to a representation or warranty after the Expiration Date, other than claims based on fraud.

          9.2  GENERAL INDEMNIFICATION BY THE STOCKHOLDERS. The Stockholders
               --------------------------------------------
covenant and agree that they will jointly and severally indemnify, defend, protect, and hold harmless Metro and the Company and their respective subsidiaries and officers, directors, employees, stockholders, agents, representatives and affiliates at all times from and after the date of this Agreement until the Expiration Date from and against all claims, damages actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) (collectively "Damages") incurred by such indemnified person as a result of or incident to (I) any breach of any representation or warranty of any Stockholder set forth herein or in any documents attached hereto, and (ii) any breach or nonfulfillment of any covenant or agreement by the Stockholders under this Agreement.

          9.3  INDEMNIFICATION BY METRO.  Metro covenants and agrees that
               -------------------------
it will indemnify, defend, protect and hold harmless the Stockholders at all times from and after the date of this Agreement until the Expiration Date from and against all Damages incurred by the Stockholders as a result of (I) any breach of any representation or warranty of Metro set forth herein or in any documents attached hereto, and (ii) any breach or nonfulfillment of any covenant or agreement by Metro under this Agreement.

          9.4  SPECIFIC INDEMNIFICATION. In addition to the indemnification
               -------------------------
provided for in Section 9.2, the Stockholders covenant and agree that they will jointly and severally indemnify, defend, protect and hold harmless Metro and its subsidiaries, officers, directors, employees, stockholders, agents, representatives and affiliates from and against all Damages incurred by any of them in connection with the items described in Schedule 3.15 and for liabilities arising from unfiled tax returns described on Schedule 3.16.

          9.5  THIRD PERSON CLAIMS.  Promptly after any party hereto (the
               --------------------
"Indemnified Party") has received notice of or has knowledge of any claim by a person not a party to this Agreement ("Third Person") or the commencement of any action or proceeding by a Third Person that may give rise to a right of indemnification hereunder, such Indemnified Party shall give to the party obligated to provide indemnification hereunder (an "Indemnifying Party") written notice of such claim or the commencement of such action or proceeding; provided, however, that the
                                                  --------
failure to give such notice will not relieve such Indemnifying Party from liability under this Section 9 with respect to such claim, action or proceeding, except to the extent that the Indemnifying Party has been actually prejudiced as a result of such failure. The Indemnifying Party (at its own expense) shall have the right and shall be given the opportunity to participate with the Indemnified Party in the defense of such claim, suit or proceeding, provided that counsel for the Indemnified Party shall act as lead counsel in all matters pertaining to the defense or settlement of such claim, suit or proceeding. The Indemnified Party shall not, except at its own cost, make any settlement with respect to any such claim, suit or proceeding without the prior consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. It is understood and agreed that in situations where failure of the Indemnifying Party to settle a claim expeditiously could have an adverse effect on the Indemnified Party, the failure of the Indemnifying Party to act upon the Indemnified Party's request for consent to such settlement within 10 business days of the Indemnifying Party's receipt of notice thereof from the Indemnified Party shall be deemed to constitute consent by the Indemnifying Party of such settlement for purposes of this Section 9.

          9.6  METHOD OF PAYMENT. Except as otherwise provided herein, all
               ------------------
claims for indemnification shall be paid in cash.

          9.7  LIMITATIONS ON INDEMNIFICATION. Metro, the Company and the
               -------------------------------
other persons or entities indemnified pursuant to this Section 9 shall not assert any claim for indemnification hereunder against the Stockholders until such time as the aggregate of all claims which such persons may have against the Stockholders shall exceed Ten Thousand Dollars ($10,000) (the "Indemnification Threshold"). The Stockholders shall not assert any claim for indemnification hereunder against Metro until such time as the aggregate of all claims which Stockholders may have against Metro shall exceed the Indemnification Threshold.

          No person shall be entitled to indemnification under this Section 9 if and to the extent that such person's claim for indemnification is directly or indirectly caused by a breach by such person of any representation, warranty, covenant or other agreement set forth is this Agreement.

          The aggregate liability of the Stockholders for indemnification claims under this Section 9 shall be limited to $8,000,000; provided, however, that the
                                                     --------  -------
aggregate liability of the Stockholders for indemnification claims under this
Section 9 with respect to any breach of any representation or warranty that relates to (I) Taxes (including, without limitation, the representations and warranties set forth in Section 3.16), and (ii) Illegal Acts (including, without limitation, the representations and warranties set forth in Sections 3.8, 3.15 and 3.24), shall have no limit.

     10   TERMINATION OF AGREEMENT

          10.1 PRE-CLOSING TERMINATION.  This Agreement may be terminated
               ------------------------
at any time prior to the Closing Date solely:

               (i) by mutual consent of the Stockholders and the board of directors of Metro;

               (ii) by the Stockholders or by Metro (acting through its board of directors), if the transactions contemplated by this Agreement to take place at the Closing shall not have been consummated by August 15, 1998 (the "Termination Date"); or

               (iii) by the Stockholders, on the one hand, or by Metro, on the other hand, if a material breach or default shall be made by the other party in the observance or in the due and timely performance of any of the covenants or agreements contained herein, and the curing of such default shall not have been made on or before the Termination Date.

          10.2 LIABILITIES IN EVENT OF PRE-CLOSING TERMINATION. The
               ------------------------------------------------
termination of this Agreement pursuant to Section 10.1 of this Agreement will in no way limit any obligation or liability of any party based on or arising from a breach or default by such party with respect to any of its representations, warranties, covenants or agreements contained in this Agreement including, but not limited to, legal and audit costs and out of pocket expenses.

          10.3 TERMINATION IN THE EVENT OF POST-CLOSING DEFAULT.
               -------------------------------------------------

               10.3.1 DEFAULT IN MAKING REQUIRED PURCHASE PRICE PAYMENTS.
                      ---------------------------------------------------
In the event that Metro defaults, which default remains uncured after fourteen
(14) days written notice thereof to Metro, in making any of the Purchase Price payments required pursuant to Sections 2.1 and 2.2 of this Agreement, this Agreement may be terminated by, and at the sole election of, the Stockholders. In the event of such termination (I) the Company Shares shall immediately be returned by Metro to the Stockholders, together with a stock powers executed by Metro in favor of the applicable stockholder; (ii) the Returnable Portion (as hereinafter defined) of the Metro Shares shall be returned by the Stockholders to Metro, and any excess portion thereof shall be retained by the Stockholders; and (111) the Stockholders shall retain as liquidated damages, free and clear of any claims by Metro, any and all funds paid by Metro pursuant to Sections 2.2(b), (C) and (d) of this Agreement, up to the sum of $4,000,000.

               10.3.2 DEFAULT IN MAKING REQUIRED REDEMPTION PAYMENTS.  In the
                      -----------------------------------------------
event that Metro defaults in timely making any of the redemption payments required pursuant to Section 13 of this Agreement, then the entirety of any subsequent Pre Tax Net Earnings After Compensation shall be paid and delivered to Stockholders until such time as the default is cured or this Agreement is terminated (the "Default Funds"). In the event that Metro fails to cure the default within ninety (90) days of the occurrence of the same, the Stockholders may elect to either (I) terminate this Agreement by giving written notice of such termination to Metro, or (ii) apply the Default Funds to the payment of the outstanding redemption payment due. In the event the Stockholders elect to apply the Default Funds to the payment of the outstanding redemption payment due, all Pre Tax Net Earnings After Compensation shall continue to be paid to Stockholders until the default is entirely cured. Alternatively, in the event that the Stockholders elect to terminate this Agreement, then (I) the Company Shares shall immediately be returned by Metro to the Stockholders, together with stock powers executed by Metro in favor of the Stockholders; (ii) the Returnable Portion (as hereinafter defined) of the Metro Shares shall be returned by the Stockholders to Metro, and any excess portion thereof shall be retained by the Stockholders; and (iii) the Stockholders shall retain as liquidated damages, free and clear of any claims by Metro, any and all funds paid by Metro pursuant to Sections 2.2(b), (C) and (d) of this Agreement, up to the sum of $4,000,000.

               10.3.3 DEFINITIONS.  For the purposes of this Agreement, the
                      ------------
term "Returnable Portion" shall be defined as the amount of the Metro Shares then collectively owned by the Stockholders, less the amount of the Prior Receipt Equivalent Shares (as hereinafter defined). For the purposes of this Agreement, the term "Prior Receipt Equivalent Shares" shall mean the Adjusted Earnings (as hereinbelow defined) divided by the value (as reflected on the official records of the stock exchange in which Metro's stock is publicly traded at the close of business on the date of termination) of one share of Metro's publicly traded stock (the "Market Share Value"). The "Adjusted Earnings" shall be defined as the sum of the Net Pre-Tax Earnings After Compensation received by Metro for each of the two years following the execution of this Agreement (each, an "Applicable Year"), reduced pro rata in each Applicable Year by an amount determined by multiplying $1,000,000 by a fraction, the numerator of which is the number days expired in such Applicable Year as of the date of termination, and the denominator of which is 365. It is understood and agreed among the parties that, under no circumstances shall Metro be responsible, in the event of a default, for liquidated damages in any amount exceeding $3,000,000 (the aggregate amount of funds paid by Metro pursuant to Sections 2.2(b), (C) and (d) of this Agreement during the First Year, less up to $1,000,000 in Net Pre-Tax Earnings After Compensation for each Applicable Year). It is the further understood and agreed among the parties that, under no circumstances shall Metro be responsible, in the event of a default, for conveying to the Stockholders any shares of stock in excess of the Metro Shares delivered pursuant to Section 2.2(a) of this Agreement. The redemption of any shares of Metro Stock pursuant to Section 13 of this Agreement shall be deemed a final transaction with respect to such shares, and the proceeds of the same shall not be used in connection with any of the calculations made pursuant to these Section 10.3.1, 10.3.2 or 10.3.3.

     11   NON-COMPETITION

          11.1 PROHIBITED ACTIVITIES.  Except as may be permitted pursuant
               ----------------------
to the activities identified in Schedule 11. 1, attached hereto, the Stockholders will not, for a period of three years following the Closing Date, for any reason whatsoever, directly or indirectly, for themselves or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

               (i) engage, as an officer, director, shareholder, owner, partner, joint venturer, or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in the development, distribution or sale of any non-adult sophisticate publication or related services or products in competition with the Company or any of its subsidiaries in any state of the United States of America or in any foreign country in which the Company or any of its subsidiaries is conducting or has conducted business (the "Territory");

               (ii) call upon any person who is an employee of Metro, the Company or any of their subsidiaries for the purpose or with the intent of enticing such employee away from or out of the employ of Metro, the Company or any of their subsidiaries;

               (iii) call upon any person or entity which is, or has been within two years prior to the Closing Date, a customer of the Company or any of its subsidiaries for the purpose of soliciting or selling products or services in direct competition with the Company or any of its subsidiaries.

          Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit any Stockholder from (I) acquiring as a passive investor with no involvement in the operations or management of the business, not more than one percent (1%) of the capital stock of a competing business whose stock is traded on a national securities exchange or on an over-the-counter or similar market;
(ii) engaging in any business which such Stockholder is involved in as of the date of this Agreement, which businesses are specifically set forth on Schedule
11.1 attached hereto; or (iii) participating in any project which is offered to, but rejected by, the Company and Metro in accordance with the Employment Agreement of even date herewith among such Stockholder, Metro and the Company.

          11.2 EQUITABLE RELIEF.  Because of the difficulty of measuring
               -----------------
economic losses to Metro and the Company as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to Metro for which it would have no other adequate remedy, each Stockholder agrees that the foregoing covenant may be enforced by Metro in the event of breach by such Stockholder, by injunctions, restraining orders and other equitable actions.

          11.3 REASONABLE RESTRAINT.  It is agreed by the parties hereto that
               ---------------------
the foregoing covenants in this Section 11 impose a reasonable restraint on the Stockholders in light of the activities and business of the Company on the date of the execution of this Agreement and the current plans of the Company; but it is also the intent of Metro and the Stockholders that such covenants be reasonably construed and enforced in accordance with the changing activities, business and locations of the Company and its subsidiaries throughout the term of this covenant. During the term of this covenant, if the Company or one of its subsidiaries engages in activities similar to the activities currently conducted by the Company, enters a related or similar business or establishes new locations for its current activities or business, in each case within the Territory, then the Stockholders will be prohibited from competing with such activities or business within the Territory.

          11.4 SEVERABILITY; REFORMATION.  The covenants in this Section 11
               --------------------------
are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall thereby be reformed.

          11.5 INDEPENDENT COVENANT.  The Stockholders acknowledge that
               ---------------------
their covenants set forth in this Section 11 are material conditions to Metro's willingness to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Except as to the requirement to make payments pursuant to Section 2.2 of this Agreement, and the requirement to accept the redemption of the Metro Stock pursuant to Section 13 of this Agreement, all of the covenants in this Section 11 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of any Stockholder against Metro or any subsidiary thereof, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Metro of such covenants. It is specifically agreed that the period of three years stated at the beginning of this Section 11, during which the agreements and covenants of each Stockholder made in this
Section 11 shall be effective, shall be computed by excluding from such computation any time during which such Stockholder is determined by a court of competent jurisdiction or by agreement of the parties to have been in violation of any provision of this Section 11. The covenants contained in Section 11 shall not be affected by any breach of any other provision hereof by any party hereto (except as to Sections 2.2 and 13 of this Agreement, as aforesaid) and shall have no effect if the transactions contemplated by this Agreement are not consummated.

     12.  NON-DISCLOSURE OF CONFIDENTIAL INFORMATION

          12.1 STOCKHOLDERS' OBLIGATIONS. The Stockholders recognize and
               --------------------------
acknowledge that they had in the past, currently have, and in the future may possibly have, access to certain confidential information of the Company and/or Metro, such as operational policies, pricing and cost policies, and other information, that are valuable, special and unique assets of the Company and/or Metro. The Stockholders agree that they will not disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to authorized representatives of Metro, (b) following the Closing, such information may be disclosed by the Stockholders as is required in the course of performing their duties for Metro or the Company and (C) to counsel and other advisers, provided that such advisers (other than counsel) agree to the confidentiality provisions of this
Section 12. 1, unless (I) such information becomes known to the public generally through no fault of the Stockholders, or (ii) disclosure is required by law or the order of any governmental authority under color of law, provided, that prior to disclosing any information pursuant to this clause (ii), the Stockholders shall, if possible, give prior written notice thereof to Metro and provide Metro with the opportunity to contest such disclosure. In the event of a breach or threatened breach by any of the Stockholders of the provisions of this Section, Metro shall be entitled to injunctive or other equitable relief restraining such Stockholders from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Metro from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

          12.2 EQUITABLE RELIEF.  Because of the difficulty of measuring
               -----------------
economic losses as a result of the breach of the foregoing covenants, and because of the immediate and irreparable damage that would be caused for which Metro would have no other adequate remedy, the Stockholders agree that the foregoing covenants may be enforced against them by injunctions, restraining orders and other appropriate equitable relief.

          12.3 SURVIVAL.  The obligations of the parties under this Article
               ---------
12 shall survive the termination of this Agreement for a period of two (2) years.

     13.  REDEMPTION

          13.1 RIGHT OF REDEMPTION. Beginning on the first anniversary date
               --------------------
of the Closing Date, in any four (4) of the next five (5) Qualifying Quarters (as hereinafter defined), the Stockholders (pro rata or as otherwise agreed upon by the Stockholders) shall have the right, collectively, exercisable within thirty (30) days following the close of each such Qualifying Quarter, to request that Metro redeem (and Metro shall be obligated to redeem upon such request) up to one-quarter of the shares of the Metro Stock owned by the Stockholders as of the Anniversary Date, for the redemption price of Eight Dollars ($8.00) per share (the "Redemption Price"). The Stockholders may exercise such right by delivering to Metro a written request specifying the number of shares of Metro Stock to be redeemed from each Stockholder (the "Redemption

Notice"). Within fourteen (14) days of its receipt of the Redemption Notice, Metro will pay to each of the Stockholders the Redemption Price for each of the Metro Shares redeemed, and the Stockholders shall return said shares to Metro. The right to redeem set forth herein shall not be cumulative, and if the Stockholders fail to request that Metro redeem all or any portion of Metro Shares redeemable during the thirty (30) day period following the next Fiscal Quarter after the Qualifying Quarter, then the Stockholders' redemption rights with respect to such shares shall be terminated. For the purposes of this Agreement, a "Qualifying Quarter" shall be defined as either (I) any Fiscal Quarter in which the Company generates Pre-Tax Net Earnings After Compensation of at least $437,500, or (ii) any Fiscal Quarter in which the average Pre-Tax Net Earnings After Compensation of such Fiscal Quarter and the Fiscal Quarter immediately preceding it is at least $437,500.

          13.2 TERMINATION OF RIGHT OF REDEMPTION.  At any time during the
               -----------------------------------
first year following the Closing, and subsequent to sixty (60) days from the Closing, Metro may offer in writing to purchase from the Stockholders the entirety of the Metro Shares (the "Offer to Purchase") at a price equal to seventy-five percent (75%) of the greater of (I) $8 per share, or (ii) the Market Value (as hereinafter defined) of the Metro Shares (the "Option Purchase Price"). For the purposes of this Agreement, the term "Market Value" shall mean the average price of the Metro Shares (as listed by the exchange on which the Metro's shares are publicly traded) at the close of trading on each of the thirty (30) days immediately preceding the written offer by Metro to purchase. The Stockholders may, individually or collectively, accept the Offer to Purchase with respect to any quantity, or all, of the Metro Shares then owned by each accepting Stockholders. Such acceptance shall be in writing and sent to Metro within thirty (30) days of the Offer to Sell. Within ten (10) days of receipt of the said written acceptance, Metro shall deliver to the accepting Stockholders the entirety of the Option Purchase Price, and the accepting Stockholders shall deliver to Metro the corresponding number of Metro Shares, together with executed stock powers in favor of Metro. Any of the Metro Shares for which the Metro Offer has not been accepted in writing within the said thirty (30) day period shall be deemed to be excluded from the provisions of Section 13.1 of this Agreement and may not be offered for redemption to Metro.

     14.  SECURITIES LAW MATTERS

          14.1 ECONOMIC RISK; SOPHISTICATION. Each Stockholder represents
               ------------------------------
and warrants that such Stockholder has not relied on any of Metro's representatives, or on the Company or any other Stockholder, in connection with the acquisition of shares of Metro Stock hereunder. The Stockholders each (I) have such knowledge, sophistication and experience in business and financial matters that they are capable of evaluating the merits and risks of an investment in the shares of Metro Stock, (ii) fully understand the nature, scope and duration of any limitations on transfer described in this Agreement and
(iii) can bear the economic risk of an investment in the shares of Metro Stock and can afford a complete loss of such investment. The Stockholders have each had an adequate opportunity to ask questions and receive answers from the officers of Metro concerning any and all matters relating to the transactions described herein including without limitation the background and experience of the officers and directors of Metro, the plans for the operations of the business of Metro, the business, operations and financial condition of Metro, and any plans for additional acquisitions and the like. The Stockholders have each asked any and all questions in the nature described in the preceding sentence and all questions have been answered to their satisfaction.

          14.2 COMPLIANCE WITH LAW.  Each Stockholder covenants that none
               --------------------
of the Metro Stock will be offered, sold, assigned, hypothecated, transferred or otherwise disposed of by such Stockholder except after full compliance with all of the applicable provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission. The Stockholders may, at any time, request that Metro obtain early registration of the Metro Stock so as to enable the Stockholder to freely trade the same. Provided that such registration is in the best interests of Metro, consent to such registration will not be unreasonably withheld by Metro.

          14.3 RESALE LIMITATIONS. The Metro Stock to be issued hereunder
               -------------------
will not be registered pursuant to the Act and no Stockholder may transfer the Metro Stock except pursuant to registration under the Act, or pursuant to a valid exemption from registration under the Act (including the limitations on resale under Rule 144 promulgated under the Act). Metro hereby warrants and represents that it will, at its own cost and expense, cause the said shares to be registered, and become fully transferable, as of the first anniversary date of the Closing Date. Additionally, the certificates evidencing the Metro Stock issued hereunder will initially bear a legend substantially in the form set forth below:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     15.  GENERAL

          15.1 COOPERATION.  The Stockholders and Metro shall each deliver
               ------------
or cause to be delivered to the other on the Closing Date, and at such other times and places as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of carrying out this Agreement. The Stockholders will cooperate and use its reasonable efforts to have the present officers, directors and employees of the Company cooperate with Metro on and after the Closing Date in furnishing information, evidence, testimony and other assistance in connection with any tax return filing obligations, evidence, actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods prior to the Closing Date.

          15.2 SUCCESSORS AND ASSIGNS.  This Agreement and the rights of
               -----------------------
the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Metro, and the heirs and legal representatives of the Stockholders.

          15.3 ENTIRE AGREEMENT.  This Agreement (including the schedules,
               -----------------
exhibits and annexes attached hereto) constitute the entire agreement and understanding among the Stockholders and Metro and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement, upon execution, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by the Stockholders and Metro acting through its respective officers, duly authorized by its respective Boards of Directors.

          15.4 COUNTERPARTS.  This Agreement may be executed simultaneously
               -------------
in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

          15.5 BROKERS AND AGENTS.  Each party represents and warrants that
               -------------------
it employed no broker or agent in connection with this transaction and agrees to indemnify the other parties hereto against all loss, cost, damages or expense arising out of claims for fees or commission of brokers employed or alleged to have been employed by such indemnifying party.

          15.6 EXPENSES. Whether or not the transactions herein contemplated
               ---------
shall be consummated, Metro will pay the fees and expenses of Metro's representatives, accountants and counsel incurred in connection herewith, and the Stockholders will pay the fees and expenses of the Stockholders' and the Company's representatives, accountants and counsel incurred in connection herewith. Each party shall pay all sales, use, transfer, real property transfer, recording, gains, stock transfer and other similar taxes and fees ("Transfer Taxes") applicable to it in connection with the stock transfer. The parties shall respectively file all necessary documentation and returns with respect to such Transfer Taxes due by it.

          15.7 NOTICES.  All notices and communications required or permitted
               --------
hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party, as follows:

               (i)    If to Metro, addressed to it at:

                      Metro Global Media, Inc.
                      One Metro Park Drive
                      Cranston, RI 02910
                      Attn:  Kenneth Guarino

                      with a copy to:

                      Lipsitz, Green Fahringer,
                      Roll, Salisbury & Cambria LLP
                      42 Delaware Avenue
                      Suite 300
                      Buffalo, New York 14202-3901
                      Attn:  Michael Schiavone, Esq.

               (ii)   If to any Stockholder, addressed to him or her at his
                      or her address set forth on Schedule 15.7, with a copy to:
                                                  -------------

                      Michael Levine, Esq.
                      Fifteen Barclay Road
                      Scarsdale, New York 10583

or to such other address or counsel as any party hereto shall specify pursuant to this Section 15.7 from time to time.

          15.8 GOVERNING LAW. This Agreement shall be construed in
               --------------
accordance with the laws of the State of New York other than its principles governing conflicts of laws.

          15.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The
               -------------------------------------------
representations, warranties, covenants and agreements of the parties made herein and at the time of the Closing or in writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated hereby and any examination on behalf of the parties until the applicable Expiration Date.

         15.10 EFFECT OF INVESTIGATION; KNOWLEDGE.
               -----------------------------------

               (i) No investigation by the parties hereto in connection with this Agreement or otherwise shall affect the representations and warranties of the parties contained herein or in any document annexed hereto and each such representation and warranty shall survive such investigation.

               (ii) When a representation or warranty contained herein or in any document annexed hereto is made to the "knowledge" of a party, such party shall be deemed to know all facts and circumstances that a reasonable investigation of the subject matter of such representation or warranty would have revealed.

         15.11 EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise herein, no
               --------------------------------
delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

         15.12 TIME.  Time is of the essence with respect to this
               -----
Agreement.

         15.13 REFORMATION AND SEVERABILITY. In case any provision of this
               -----------------------------
Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         15.14 REMEDIES CUMULATIVE.  No right, remedy or election given by any
               --------------------
term of this Agreement shall be deemed exclusive but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

         15.15 CAPTIONS.  The headings of this Agreement are inserted for
               ---------
convenience only, and shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                   METRO GLOBAL MEDIA, INC.


                                   By:_______________________________

                                   Its:_______________________________



                                   STOCKHOLDERS:

                                   _________________________________
                                   Robert Maiello


                                   _________________________________
                                   Michael Levine


                                   _________________________________
                                   Philip P. Salvatore


                                   _________________________________
                                   Bart Senior

                           METRO GLOBAL MEDIA, INC.
                        Annual Meeting of Stockholders
                               _________________


The undersigned hereby appoints _________________________ and ____________________, or either one of them, as proxy or proxies for the undersigned, with full powers of substitution, to vote at the Annual Meeting of Stockholders to be held on _____________________, at _________________ local time, at the______________________________________________ and at any and all
adjournments thereof, according to the number of votes that the undersigned would be entitled to cast with all powers the undersigned would possess if personally present at said meeting. This proxy may be exercised to vote for the following purposes:

1.   FOR ______        AGAINST ______

     the election of all of the following nominees listed below as Directors of the Company:

                                 Dan H. Eberly
                                 Alan S. Casale
                                A. Daniel Geribo
                                Robert T Maiello
                              Philip P. Salvatore
                                 Bart T. Senior
                                 Janet M. Hoey

    If you do not wish your shares to be voted "FOR" a particular nominee, mark "AGAINST" above and strike a line through the name (s) of the person (s)
                 for whose election you do not wish to consent


2.                       FOR ______        AGAINST ______

     Ratification of the terms of the acquisition of Fanzine International, Inc.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL

The undersigned hereby ratifies and confirms all that said proxy or proxies, or substitutes, may do by virtue hereof. The proxies are authorized to vote in their discretion with respect to matters not known or determined at the date of the Proxy Statement. Receipt of the Notice of Meeting, proxy Statement and Annual Report is hereby acknowledged.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS ABOVE. IN THE ABSENCE OF SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS SET FORTH ABOVE.

             Dated:__________________________________________, 1998

         _________________________________________________________ L.S.

         _________________________________________________________ L.S.

Please sign here exactly as name appears at the left. When signing as attorney, executor, administrator, trustee or guardian, please give your ful title as such. Each joint owner or trustee should sign the proxy. If the stockholder is a corporation, the office of the person signing should be indicated.

                       Please sign, date and mail today.

  This proxy is solicited on behalf of the Board of Directors of the Company.